Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans
17.	EMPLOYEE BENEFIT PLANS

Retirement benefits

Contributions to the various retirement schemes are fully expensed during the year in which they are incurred. The cost of providing retirement benefits for the Company’s defined contribution plans for the fiscal year ended December 31, 2012 is $92.8 million (fiscal year ended December 31, 2011: $87.8 million; six months ended December 31, 2010: $43.0 million; fiscal year ended June 30, 2010: $76.0 million).

Share option schemes

The Company currently maintains the Gold Fields Limited 2012 Share Plan. The Company also maintains prior stock plans (the Gold Fields Limited 2005 Share Plan, the Gold Fields Limited 2005 Non-Executive Share Plan, the GF Management Incentive Scheme and the GF Non-Executive Director Share Plan), but no longer grants awards under these plans. The details of these Plans are discussed below.

The charge for share-based compensation has been recognized in the statement of operations under the captions production costs, corporate expenditure, exploration expenditure and other expenses. The cost for fiscal year ended December 31, 2012 is $77.7 million (fiscal year ended December 31, 2011: $66.4 million; six months ended December 31, 2010: $27.0 million and fiscal year ended June 30, 2010: $53.9 million).

The Gold Fields Limited 2012 Share Plan: At the annual general meeting on 14 May 2012 shareholders approved the adoption of the Gold Fields Limited 2012 Share Plan to replace the Gold Fields Limited 2005 Share Plan. The plan provides for two methods of participation, namely the Performance Share Method (“PS”) and the Bonus Share Method (“BS”). This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interests of such employees with those of the Company’s shareholders.

The salient features of the plan are:

- PS are offered to participants annually in March. Quarterly allocations of PS are also made in June, September and December on a pro-rata basis to qualifying new employees. PS are performance-related shares, granted at zero cost (the shares are granted in exchange for the rendering of service by participants to the Company during the three-year restricted period prior to the share vesting period);

- based on the rules of the plan, the actual number of PS which would be settled to a participant three years after the original award date is determined by the company’s performance measured against the performance of seven other major gold mining companies (“the peer group”) based on the relative change in the Gold Fields share price compared to the basket of respective US Dollar share prices of the peer group. Furthermore, for PS awards to be settled to members of the Executive Committee, an internal company performance target is required to be met before the external relative measure is applied. The internal target performance criterion has been set at 85% of the company’s planned gold production over the three-year measurement period as set out in the business plans of the company approved by the Board. In the event that the internal target performance criterion is met the full initial target award shall be settled on the settlement date. In addition, the Remuneration Committee has determined that the number of PS to be settled may be increased by up to 200% of the number of the initial target PS conditionally awarded, depending on the performance of the company relative to the performance of the peer group, based on the relative change in the Gold Fields share price compared to the basket of respective US Dollar share prices of the peer group;

- the performance of the Company that will result in the settlement of shares is to be measured by the Company’s share price performance relative to the share price performance of a peer group of gold mining companies, over the three year period;

- BS are offered to participants annually in March; and

- based on the rules of the plan, the actual number of BS which would be settled to a participant in two equal tranches over a 9-month and an 18-month period after the original award date is determined by the employee’s annual cash bonus calculated with reference to actual performance against predetermined targets for the financial year ended immediately preceding the award date.

Details of the Performance shares and Bonus shares granted under this Plan are as follows:

	Number of Performance shares	Number of Bonus shares
Outstanding at December 31, 2011	—	—
Granted during the year	4,511,700	1,368,423
Exercised and released	—	(528,392)
Forfeited	(249,530)	(47,655)

Outstanding at December 31, 2012	4,262,170	792,376

None of the options above have vested at year end.

The Group uses the Monte-Carlo Simulation to value the Performance Shares. The inputs to the model for awards granted during the period were as follows:

2012
Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	36.4%
Expected term (years)	3.00
Historical dividend yield	1.60%
Weighted average three year risk free interest rate (based on US interest rates)	0.70%
Weighted average fair value - Rand	R 162.14

A future trading model is used to estimate the loss in value to the holders of Bonus Shares due to trading restrictions. The actual valuation is developed using a Monte-Carlo analysis of the future share price of Gold Fields:

Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	29.4%
Expected term (months)	9 - 18
Historical dividend yield	2.70%
Weighted average three year risk free interest rate (based on SA interest rates)	5.50%
Marketability discount	1.6%
Weighted average fair value - Rand	R 115.61

A marketability discount is applied to the bonus shares valuation as the shares are granted upfront.

The Gold Fields Limited 2005 Share Plan: At Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Share Plan, or the 2005 Plan, under which employees, including executive directors, would be compensated going forward.

The 2005 Plan provided for two types of awards: performance vesting restricted shares, or PVRS, and performance allocated share appreciation rights, or SARS. The PVRS will only be released to participants and the SARS will vest three years after the date of the award and/or allocation of such shares. However, in respect of the PVRS, Company performance criteria need to be met in respect of awards to executives. The size of the initial allocation of SARS and PVRS was dependent on the performance of the participant at the time of allocation. The allocations under The 2005 Plan were usually made annually in March.

No further allocations of options under this plan are being made in view of the introduction of the Gold Fields Limited 2012 Share Plan (see above) and the plan will be closed once all options have been exercised or forfeited. Currently the last date of expiry of SARS is December 1, 2017.

Details of the PVRS and SARS granted under this Plan are as follows:

	Number of PVRS	Number of SARS	Average price
			Rand	$
Outstanding at June 30, 2009	6,831,964	4,609,626	111.50	13.83
Granted during the year	3,177,552	1,564,217	90.84	11.98
Exercised and released	(341,309)	—	—	—
Forfeited	(619,793)	(513,571)	109.40	14.43
Conditions for vesting not met	(609,751)	—	—	—

Outstanding at June 30, 2010	8,438,663	5,660,272	106.00	14.00
Granted during the period	381,115	307,070	103.66	14.52
Exercised and released	(355,779)	(13,329)	103.07	14.44
Forfeited	(753,918)	(683,416)	104.01	14.57
Conditions for vesting not met	(60,000)	—	—	—

Outstanding at December 31, 2010	7,650,081	5,270,597	105.53	15.63
Granted during the period	3,165,342	1,638,484	119.17	16.51
Exercised and released	(2,559,552)	(1,247,317)	111.06	15.38
Forfeited	(886,759)	(631,621)	110.69	15.33

Outstanding at December 31, 2011	7,369,112	5,030,143	107.91	13.27
Exercised and released	(1,798,082)	(259,455)	106.36	12.99
Forfeited	(584,814)	(451,779)	117.14	14.30

Outstanding at December 31, 2012	4,986,216	4,318,909	107.37	12.53

In terms of the 2005 Plan rules, PVRS are granted for no consideration, vest after three years from grant date and do not expire. None of the PVRS granted during fiscal year ended December 31, 2011 and the six months ended December 31, 2010 were exercisable on December 31, 2012.

At the time the 2005 Plan was first implemented, the release of PVRS was subject to, among other things, the Group’s relative performance on the Philadelphia XAU Index, or the XAU Index. In fiscal year ended June 30, 2008, it became evident that the XAU Index was not representative of Gold Fields’ peer competitors, as some of the companies in the XAU Index are not pure gold mining companies. Furthermore, since the selection of the XAU Index as a benchmark, a number of relatively small gold producers have been included in the XAU Index and again these cannot be regarded as representative of Gold Fields’ peer competitors. Accordingly instead of using the XAU Index, Gold Fields’ performance is therefore measured against only five gold mining companies whom it believes can be regarded as its peer competitors.

During the year ended December 31, 2012, some share appreciation rights’ expiry dates were extended to enable participants who were disadvantaged due to the closed period to be placed in an equitable position. The incremental fair value of the modifications were $nil. No share options were extended during the year ended December 31, 2011.

The following executive directors were affected by the modification:

	Number of options	Average instrument price (cps) R	Average instrument price (cps) $	Contractual life extended by (years)
NJ Holland	49,000	109.66	12.80	0.06
PA Schmidt	43,310	108.67	12.68	0.06

In terms of the 2005 Plan rules, SARS currently expire no later than six years from the grant date and vest three years after grant date. No SARS granted during the fiscal year ended December 31, 2011 and the six months ended December 31, 2010 were exercisable on December 31, 2012. The average exercise price for SARS outstanding at December 31, 2012 was R107.37 ($12.53).

The following tables summarize information relating to the options outstanding at December 31, 2012.

	Outstanding options
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	60.00 - 84.99	7.00 - 9.92	3,400	1.95	69.48	8.11
	85.00 - 109.99	9.93 - 12.83	2,625,234	2.52	99.45	11.60
	110.00 - 134.99	12.84 - 15.75	1,652,471	3.72	119.65	13.96
	135.00 - 159.99	15.76 - 18.67	37,804	5.01	136.29	15.90

Total			4,318,909	3.00	107.48	12.53

The PVRS have not been included in the table above as they do not have an expiry date and are granted for no consideration.

GF Management Incentive Scheme: Prior to approval of The 2005 Plan, share options were available to executive officers and other employees, as determined by the Board of Directors under The GF Management Incentive Scheme. Options to purchase a total of 75,500 ordinary shares were outstanding under The GF Management Incentive Scheme as of December 31, 2012, none of which were held by the executive directors of Gold Fields. The exercise prices of all outstanding options range between Rand 63.65 and Rand 140.66 per ordinary share and they expire between December 21, 2012 and July 2, 2013. The exercise price of each ordinary share which is the subject of an option is the weighted average price of the ordinary shares on the JSE on the day immediately preceding the date on which the Board of Directors resolved to grant the option.

Each option may normally only be exercised by a participant on the following bases: (1) after two years have elapsed from the date on which the option was accepted by the participant, in respect of not more than one-third of the ordinary shares which are the subject of that option; (2) after three years have elapsed from the date on which the option was accepted by the participant, in respect of not more than a further one-third (representing two-thirds cumulatively) of the ordinary shares which are the subject of that option; and (3) after four years have elapsed from the date on which the option was accepted by the participant, in respect of all the ordinary shares which are the subject of that option, subject to revision by the Board of Directors. For so long as a person continues to work for Gold Fields, options lapse seven years after the date of acceptance of the option by the participant. Options vest as soon as they are exercisable, and employees who leave Gold Fields have one year following their departure to exercise options which have vested. Options which are not yet exercisable are forfeited upon leaving employment, subject to exceptions relating to changes in control of Gold Fields and no fault termination of service as part of organizational restructuring.

The share option scheme may be amended from time to time by the Board of Directors and the trustees of the scheme in any respect (except in relation to amendments affecting: (1) the eligibility of participants under the scheme; (2) the formula for calculating the total number of ordinary shares which may be issued under the scheme; (3) the maximum number of options which may be acquired by any participant; (4) the option price formula; and (5) the voting, dividend and transfer rights attaching to options, which may only be amended through approval in a general meeting), provided that no such amendment shall operate to affect the vested rights of any participant.

The first allocations were made under The 2005 Plan in March 2006 and no further allocations will be made under The GF Management Incentive Scheme from that date. A total of 5% of the Company’s issued ordinary share capital, being 35,309,563 shares as of December 31, 2012, is reserved for issuance under all the prevailing share schemes described above. This percentage may only be amended with the approval of shareholders in general meeting and the JSE.

For the convenience of the reader, the Rand amounts have been converted to U.S. dollars at the balance sheet rates for the respective fiscal years.

Details of the options granted under the GF Management Incentive Scheme are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding at June 30, 2009	2,304,421	77.20	9.58
Exercised and released	(778,172)	74.62	9.84
Forfeited	(173,616)	97.01	12.80

Outstanding at June 30, 2010	1,352,633	76.15	10.06
Exercised and released	(348,430)	75.40	10.56
Forfeited	(27,670)	96.06	13.45

Outstanding at December 31, 2010	976,533	75.85	11.24
Exercised and released	(614,340)	72.33	10.02
Forfeited	(50,968)	118.63	16.43

Outstanding at December 31, 2011	311,225	73.48	9.04
Exercised and released	(204,570)	68.60	8.38
Forfeited	(31,155)	73.91	9.02

Outstanding at December 31, 2012	75,500	86.51	10.09

In terms of the GF Management Incentive Scheme rules, options currently expire no later than seven years from the grant date and vest as follows: upon the second anniversary of the grant date, a third of the total option grant vests, and then annually upon future anniversaries of the grant date, a further third of the total option grant vests. Proceeds received by the Company from the exercise of options are credited to common stock and additional paid-in capital. All of the outstanding options under this Scheme have vested and are therefore exercisable. The range of exercise prices for options outstanding at December 31, 2012 was R63.65 to R140.66. The range of exercise prices for options is wide primarily due to the fluctuation of the price of the Company’s stock over the period of the grants.

No further allocations are being made under the GF Management Incentive Scheme in view of the Gold Fields Limited 2005 Share Plan. However, during the six months ended December 31, 2010 and fiscal years ended December 31, 2012 and June 30, 2010 some share option expiry dates were extended to enable participants who were disadvantaged due to closed periods to be placed in an equitable position. The incremental fair value of the modification was accounted for in each respective period.

The following tables summarize information relating to the options outstanding at December 31, 2012:

			Outstanding and exercisable options
			Number of options	Contractual life (in years)	Weighted average exercise price
	Rand	$			Rand	$
Range of prices	60.00 - 84.99	7.00 - 9.92	34,500	0.36	66.07	7.71
	85.00 - 109.99	9.93 - 12.83	21,800	0.53	89.80	10.48
	110.00 - 134.99	12.84 - 15.75	14,000	0.04	111.66	13.03
	135.00 - 159.99	15.76 - 18.67	5,200	0.17	140.66	16.41

Total			75,500	0.33	86.51	10.09

These options will expire if not exercised at specific dates ranging from December 21, 2012 to July 2, 2013. Market prices of shares for which options were exercised during the fiscal year ended December 31, 2012 ranged from R97.00 to R127.80.

The Gold Fields Limited 2005 Non-Executive Director Share Plan: At Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Non-Executive Share Plan, or The 2005 Non-Executive Plan. Participants in The 2005 Non-Executive Plan are non-executive directors of Gold Fields who are not members of the Non-Executive Directors Remuneration Committee, which is a committee comprising external independent remuneration advisors. The Plan provides for the release of restricted shares awarded to the non-executive directors three years after the date of the award, provided that the non-executive director is not removed, disqualified or forced to resign from the Board of Directors during that period. No consideration is payable for the grant of an award of restricted shares.

Consistent with the King III Report on Corporate Governance and the JSE Listings Requirements, the Board recommended to the shareholders that the practice of awarding of rights under the Gold Fields Limited 2005 Non-executive Share Plan Scheme be immediately discontinued. Allocations awarded before April 1, 2010 vested according to the rules of the plan. The last vesting took place in November 2012 and the scheme will be closed.

Details of the restricted shares granted under this Plan are as follows:

No. of restricted shares
Outstanding at June 30, 2009	100,200
Granted during the year	47,300
Exercised and released	(11,622)

Outstanding at June 30, 2010	135,878
Exercised and released	(37,000)

Outstanding at December 31, 2010	98,878
Exercised and released	(56,978)

Outstanding at December 31, 2011	41,900
Exercised and released	(29,600)

Outstanding at December 31, 2012	12,300

The restricted shares have not been split per range as they do not have an expiry date and are granted for no consideration.

During fiscal 2008, the terms of the restricted shares granted to non-executive directors were modified in the same way as the PVRS granted under the Gold Fields Limited 2005 Share Plan. The incremental fair value resulting from the modification amounted to $0.5 million and was expensed over the remaining life of the restricted shares.

The GF Non-Executive Director Share Plan: Prior to the approval of The 2005 Non-Executive Plan, share options were available to non-executive directors selected by the Non-Executive Directors Remuneration Committee. No member of the Non-Executive Directors Remuneration Committee could be a participant in The GF Non-Executive Director Share Plan. The GF Non-Executive Director Share Plan was adopted at the annual general meeting of shareholders on October 31, 2001. The exercise price of each ordinary share which is the subject of an option is the weighted average price of the ordinary shares on the JSE on the day immediately preceding the date on which the Non-Executive Directors Remuneration Committee resolves to grant the option.

Under The GF Non-Executive Director Share Plan, all options granted may only be exercised no less than 12 months and no more than five years after the date on which the option was accepted by the participant.

If an option holder ceases to hold office for any reason, he will be entitled within 30 days to exercise share options which he was entitled to exercise immediately prior to his ceasing to hold office, failing which the options shall automatically lapse. The share option plan may be amended from time to time by the Non-Executive Directors Remuneration Committee in any respect, except in relation to: (1) the eligibility of participants under the plan; (2) the formula for calculating the total number of ordinary shares which may be acquired pursuant to the plan; (3) the maximum number of options which may be acquired by any participant; (4) the price payable by participants; and (5) the voting, dividend and transfer rights attaching to options, which may only be amended through approval by the shareholders in a general meeting and by the JSE.

There were no outstanding options granted under this plan at December 31, 2011 and 2012.

Following the approval of The 2005 Non-Executive Plan at the Annual General Meeting held on November 17, 2005 and the approval of the first allocations under that Plan at that meeting, no further allocations will be made under The GF Non-Executive Director Share Plan.

The following tables summarize information relating to the options outstanding at December 31, 2011 and 2012. For the convenience of the reader, the Rand amounts have been converted to U.S. dollars at the balance sheet rates for the respective fiscal years.

Details of the Plan are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding as of June 30, 2009	81,700	88.54	10.99

Outstanding as of June 30, 2010	81,700	88.54	11.70
Exercised and released	(20,000)	78.49	10.99
Forfeited	(25,000)	110.03	15.41

Outstanding as of December 31, 2010	36,700	79.37	11.76
Exercised and released	(36,700)	79.37	10.99

Outstanding as of December 31, 2011 and 2012	—	—	—

There were no options outstanding under the GF Non-Executive Director Share Plan as of December 31, 2011 and 2012.

The compensation cost related to awards not yet recognized in the statement of operations under all schemes amounts to $96.7 million and is to be spread over three years.

The Group used the Black Scholes Model to value the SARS under the Gold Fields 2005 Share Plan. The inputs to the model for awards granted during the period were as follows:

	Fiscal Year Ended December 31,	Fiscal Year Ended December 31,	Six Months Ended December 31,	Fiscal Year Ended June 30,
	2012	2011	2010	2010
Weighted average exercise price - Rand	—	119.17	93.89	90.84
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	—	46.4%	50.2%	52.0%
Expected term (years)	—	5.90	3.0 - 4.2	3.0 - 4.2
Long-term expected dividend yield	—	1.70%	1.00%	1.00%
Weighted average risk free interest rate	—	6.90%	6.90%	7.90%
Weighted average fair value - Rand	—	51.66	55.06	43.82

The Group used the Monte-Carlo Simulation to value the PVRS under the Gold Fields 2005 Share Plan and the Gold Fields Limited 2005 Non-executive Director Share Plan. The inputs to the model for awards granted during the year were as follows:

	Fiscal Year Ended December 31,	Fiscal Year Ended December 31,	Six Months Ended December 31,	Fiscal Year Ended June 30,
	2012	2011	2010	2010
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	—	64.1%	50.1%	50.4%
Expected term (years)	—	3.0	3.0	3.0
Historical dividend yield	—	1.70%	1.90%	1.40%
Weighted average risk free interest rate (based on U.S. interest rate)	—	0.20%	0.20%	0.20%
Weighted average fair value - Rand	—	206.27	191.38	155.78

(c)	South African Equity Empowerment Transactions

The South African Mining Charter requires mining entities to achieve a 26% ownership of South African mining assets by historically disadvantaged South Africans, or HDSA, by the year 2014.

In fiscal year ended June 30, 2004, Gold Fields implemented its first 15% Black Economic Empowerment, or BEE, transaction with Mvelaphanda, a BEE partner. During the six months ended December 31, 2010. Gold Fields implemented three empowerment transactions which are aimed at complying with the 2014 BEE equity ownership targets.

The value of these transactions was $297.6 million and were comprised of an employee share option plan, or ESOP, for 10.75% of Sibanye Gold; a broad-based BEE transaction for 10.0% of South Deep, and a broad-based BEE transaction for an effective 1% indirect beneficial interest in Sibanye Gold, excluding South Deep. For accounting purposes, these transactions qualify as share-based compensation costs.

The $297.6 million was comprised of $171.9 million for the ESOP, $10.2 million for the Sibanye Gold transaction and $115.5 million for the South Deep transaction.

Under the ESOP transaction, 13.5 million shares were issued to approximately 47,000 Gold Fields employees. These shares were valued on the grant date using the Gold Fields closing share price of R122.79 on December 22, 2010, adjusted by a marketability discount of 25.8% to reflect the value of the restrictions placed on these shares; that the eligible employees may not dispose of the shares until after 15 years from grant gate. The cost of this once-off share-based compensation was $171.9 million.

Under the GFIMSA transaction, 0.6 million shares were issued to broad-based BEE partners on December 23, 2010. The share-based compensation cost, based on the closing price of R118.51, was $10.2 million. These shares were not adjusted by a marketability discount because they had no trading restrictions.

The South Deep transaction amounted to $115.5 million and was made up of a preferred BEE dividend of $21.2 million and an equity component equivalent to $94.3 million. Under the South Deep transaction, a wholly-owned subsidiary company of Gold Fields was created to acquire 100% of the South Deep asset from GFIMSA. The new company then issued 10 million Class B ordinary shares representing 10.0% of South Deep’s net worth to a consortium of BEE partners. Class B ordinary shareholders are entitled to a dividend of R2 per share until conversion to Class A ordinary shares. The Class B ordinary shares will convert one-third after ten years and a third thereafter on each fifth year anniversary. For accounting purposes, the dividend represents a liability of Gold Fields to the Class B ordinary shareholders and qualifies as a share-based compensation. It was valued at $21.2 million, of which $2.3 million (December 31, 2011: $3.4 million) was classified as a short-term portion under accounts payable at December 31, 2012. The Rand based effective interest rate used to discount the future dividend payments was 9.55%.

The disposal of 10% of South Deep was subject to valuation adjustments relating to minority, liquidity and marketability discounts which resulted in an overall once-off share-based compensation expense of $94.3 million.

All but the dividend share-based compensation have been included within additional paid-in capital within shareholders’ equity. The long-term dividend liability component of the share-based compensation has been shown as other long-term liabilities.